Exhibit 99.1

RPAI
Retail Properties of America, Inc.
www.rpai.com



2012 2ND QUARTER FLASH REPORT

COMPANY HIGHLIGHTS

- Completed public offering of 36.57 million shares of common stock, raising $292.6 million in gross proceeds, and listed our Class A common stock on the NYSE under the symbol "RPAI".
- Increased total same store net operating income (NOI) 4.1% over the comparable period in 2011.
- Increased retail portfolio percent leased 230 basis points year-over-year to 91.0% at June 30, 2012.
- Continued strong leasing performance with the execution of 148 new and renewal retail leases for approximately 707,000 square feet.
- Generated positive comparable cash leasing spreads, including the pro rata share of joint ventures, of 7.5% on new leases and 4.3% on renewal leases, for a blended spread of 5.0%.
- Refinanced, repaid and extinguished $255 million in debt.
- Declared a quarterly dividend of $0.165625 per share.

STRATEGY

- Continue the lease-up and stabilization of the retail portfolio, improving portfolio quality and enhancing shareholder value.
- Continue to streamline operating platform, controlling costs and focusing on corporate overhead.
- Continue to lower the Company's risk profile through further improvements to the balance sheet, resulting in an improved cost of capital and greater financial flexibility.

PORTFOLIO SUMMARY

Total square feet managed [1]	43 million
Number of properties managed [1]	299
Total market capitalization	$5.5 billion
Percent leased [2]	91.6%
Economic occupancy	89.0%
Leverage ratio [3]	52.75%
Annualized dividend [4]	$0.6625

1. Includes consolidated and unconsolidated properties.
2. Includes leases signed, but not commenced.
3. Calculated pursuant to the terms of our unsecured credit agreement.
4. Based on second quarter dividend of $0.165625 per share.

TOP RETAIL TENANTS*

Tenant	Number of Stores	% of Total ABR
Best Buy [1]	30	3.3%
Ahold USA [2]	11	2.9%
TJX Companies [3]	47	2.6%
Rite Aid	35	2.3%
PetSmart	39	2.2%
Ross Dress For Less	38	2.1%
Bed Bath & Beyond [4]	28	2.1%
Home Depot	9	2.0%
Kohl's	14	1.8%
The Sports Authority	17	1.8%

* Represents the percentage of total annualized based rent from our retail operating portfolio including our pro rata share of unconsolidated joint ventures.
1. Includes Best Buy and Pacific Sales.
2. Includes Giant Foods and Stop & Shop.
3. Includes HomeGoods, Marshalls and TJMaxx.
4. Includes Bed Bath & Beyond, Buy Buy Baby and The Christmas Tree Shops.

DIVERSIFIED ACROSS 35 STATES*


3.2 MSF
3.9 MSF
2.3 MSF
2.0 MSF
10.7 MSF
1.8 MSF

Total GLA by State
- More than 5 MSF
- 1-5 MSF
- Less than 1 MSF

* Based on total square feet managed.

CONSOLIDATED RETAIL OPERATING PORTFOLIO*



- Power Center 45%
- Community Center 26%
- Neighborhood Center 10%
- Single User 10%
- Lifestyle Center 9%

* Based on GLA as of 6/30/12.

RPAI
Retail Properties of America, Inc.
www.rpai.com



Michaels
Famous Footwear

IMPROVING PORTFOLIO PERFORMANCE



Same Store NOI*
(in thousands)
$405,966
$408,221
$412,399
$421,622
2009
2010
2011
2012[1]

* Same store NOI is a non-GAAP financial measure. Visit www.rpai.com/Non-GAAP.pdf for a reconciliation of the most directly comparable GAPP measure.

1. Represents year-to-date June 30, 2012 amount annualized.

CONSOLIDATED RETAIL OPERATING PROPERTIES LEASE EXPIRATION SCHEDULE[1]



4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
(Square Feet)
2.2%
8.8%
13.1%
11.3%
9.3%
7.9%
Average 7.7%
5.1%
5.6%
7.2%
6.2%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Multi-Tenant
Single Tenant

1. Excludes month-to-month leases.

MORTGAGE DEBT MATURITY SCHEDULE



$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Debt ($000s)
2012[1]
2013
2014
2015
Paid, Refinanced, Extended & Forgiven
Under Application or Commitment
Remaining to be Addressed

Debt maturities exclude standard amortization, net mortgage premium of $10.9 million and net mortgage discount of $2.0 million as of December 31, 2011.

1. *Mortgage debt status is as of August 7, 2012. The 2012 maturities include $51.8 million of mortgages payable that had matured as of December 31, 2011.*

AWARD WINNING MARKETING PROGRAMS BENEFIT RETAILERS & CONSUMERS

Retail Properties of America's marketing team partners with retailers and community groups to create one of a kind marketing programs that drive traffic, enhance retail sales and make an impact on the community. The marketing team was recognized by the International Council of Shopping Centers with 5 US MAXI Awards for its innovative events and programs in 2012. Retail Properties of America, Inc. has won 17 MAXI Awards in the last three years.



facebook
twitter

Over 45,100 fans and followers receive regular information regarding events, special offers and giveaways, which drive retail sales.

RPAI
Retail Properties of America, Inc.

2901 BUTTERFIELD ROAD
OAK BROOK, IL 60523
www.rpai.com

CONTACT
Retail Properties of America, Inc. Investor Relations
IR@rpai.com
800.541.7661

Safe Harbor Statement: Forward-looking statements are statements that are not historical including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the company's Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q. Retail Properties of America, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Retail Properties of America, Inc. by the companies. Further, none of these companies are affiliated with Retail Properties of America, Inc. in any manner other than being a tenant in properties owned by Retail Properties of America, Inc.

NON-GAAP FINANCIAL MEASURES
(in thousands)

The following is a reconciliation from Net Income (Loss) to Same Store NOI, which is a non-GAAP financial measure. The Same Store portfolio includes the 270 properties that were considered to be Same Store for all four years presented.

	2012*	2011	2010	2009
Revenues:				
Same store investment properties:				
Rental income	$ 469,726	$ 464,663	$ 459,446	$ 464,718
Tenant recovery income	105,798	106,122	106,353	111,916
Other property income	10,544	9,836	14,442	17,966
Other investment properties:				
Rental income	9,174	13,293	26,099	27,160
Tenant recovery income	1,676	3,623	6,973	7,889
Other property income	594	319	1,029	553
Expenses:				
Same store investment properties:				
Property operating expenses	(91,444)	(93,868)	(93,109)	(104,950)
Real estate taxes	(73,002)	(74,354)	(78,911)	(83,684)
Other investment properties:				
Property operating expenses	(2,348)	(4,751)	(6,820)	(8,018)
Real estate taxes	(5,636)	(5,175)	(5,398)	(8,151)
Net operating income:				
Same store investment properties	421,622	412,399	408,221	405,966
Other investment properties	3,460	7,309	21,883	19,433
Total net operating income	425,082	419,708	430,104	425,399
Other income (expense):				
Straight-line rental income, net	1,246	535	7,119	4,334
Amortization of acquired above and below market lease intangibles, net	1,844	1,702	1,929	2,285
Amortization of lease inducements	(224)	(91)	(60)	(60)
Straight-line ground rent expense	(3,652)	(3,801)	(4,109)	(3,987)
Insurance captive income	-	-	2,996	2,261
Depreciation and amortization	(233,438)	(234,406)	(238,563)	(241,414)
Provision for impairment of investment properties	(2,646)	(7,650)	(11,030)	(27,600)
Loss on lease terminations	(9,802)	(8,712)	(13,812)	(13,681)
Insurance captive expenses	-	-	(3,392)	(3,655)
General and administrative expenses	(22,928)	(20,605)	(18,119)	(21,191)
Dividend income	2,960	2,538	3,472	10,132
Interest income	80	663	740	1,483
Gain on extinguishment of debt	7,758	16,705	-	-
Equity in (loss) income of unconsolidated joint ventures, net	(7,208)	(6,437)	2,025	(11,299)
Interest expense	(190,526)	(230,979)	(255,355)	(226,392)
Co-venture obligation expense	(6,600)	(7,167)	(7,167)	(597)
Recognized gain on marketable securities	14,530	277	4,007	18,039
Impairment of notes receivable	-	-	-	(17,322)
Gain on interest rate locks	-	-	-	3,989
Other (expense) income, net	(2,134)	1,861	(4,302)	(10,370)
Total other expense	(450,740)	(495,567)	(533,621)	(535,045)
Loss from continuing operations	(25,658)	(75,859)	(103,517)	(109,646)
Discontinued operations:				
Income (loss), net	2,906	(27,134)	(14,996)	(32,146)
Gain on sales of investment properties, net	15,524	24,509	23,806	26,383
Income (loss) from discontinued operations	18,430	(2,625)	8,810	(5,763)
Gain on sales of investment properties	10,004	5,906	-	-
Net income (loss)	2,776	(72,578)	(94,707)	(115,409)
Net (income) loss attributable to noncontrolling interests	-	(31)	(1,136)	3,074
Net income (loss) attributable to Company shareholders	$ 2,776	$ (72,609)	$ (95,843)	$ (112,335)

* *Represents year-to-date June 30, 2012 amounts annualized.*